THE JENSEN PORTFOLIO
SEMI-ANNUAL REPORT
NOVEMBER 30, 1996


LETTER FROM THE INVESTMENT ADVISER
November 30, 1996

Dear Shareholder:

 The domestic equity market continued its expansive manner in the first six months of The Jensen Portfolio's fiscal year, which ends in May. In the table below, the Portfolio is compared to the Standard & Poor's 500, an index which many investors consider a general market barometer. All figures shown are with dividends reinvested.

                           Six Month Periods Ending:
                                        11/30/96      11/30/95    11/30/94
                                        ----------------------------------

       The Jensen Portfolio              +13.98%       +12.76%     +1.38%
       S&P 500                           +14.38%       +14.89%     +0.81%


 The companies in The Jensen Portfolio have achieved success because their products or services possess an advantage over their competition. Minnesota Mining, for example, maintains market leadership by patenting their discoveries, advancing their usefulness through new applications, and reducing the time from development to delivery. A textbook example of their goal to maintain market leadership is Post-it (Registered Trademark) Notes. Launched sixteen years ago, 3M continues to introduce new products based on the original technology. For example, in 1995 3M introduced Post-it (Registered Trademark) Super Sticky Notes, a series of products designed to adhere to complex surfaces without damage. Peter Drucker<F1> believes "(because the purpose of business) is to create a customer, any enterprise has two--and only these two--basic functions: marketing and innovation." A principal source of innovation is corporate research and development (R&D) programs. As important as R&D is to increasing business, one of the anomalies of accounting requires that R&D expenditures be written off as incurred. Since R&D results are unpredictable, the accounting practice is clearly prudent. As a result, however, the value of R&D expenditures--unlike oil reserves or hydroelectric plants--simply disappears from financial statements.

 BACKGROUND. Corporate R&D is a product of the twentieth century. Writing shortly after the close of World War II, Philip Fisher<F2> commented that investment opportunities were much better than during the century's first twenty-five years. He gave three reasons. The first was the employment of professional management rather than using family members of the corporation's principal owner. The second reason was political--both parties were committed to lowering taxes or using other deficit-producing acts to restore prosperity and eliminate unemployment during periods of economic stress. The third was the arrival of corporate R&D.

 In the 1920's, there were only a half dozen corporations with research departments. The size of the departments and the amount of expenditures were tiny even by standards three decades later. In an interesting footnote to R&D's history, Herbert Hoover is credited with igniting the R&D flame by establishing the National Research Foundation in 1926. However, it was World War II and the cold war that provided the fuel. By 1960, the private sector was committing $13 billion annually to R&D, up from $300 million in 1940. By the year 2000, annual corporate R&D spending will approach $100 billion.

 EVALUATING R&D. The value of an R&D program is the most difficult element of a corporation to analyze. Understandably, secrecy surrounds even the most humble programs, so access to their activities is unavailable. Projects fail. Others may return only their initial investment. Even the life cycle and rewards of the most wildly successful projects vary substantially. To add to these uncertainties, the items included in R&D expenditures change from company to company. For example, while one company may charge a pilot plant to R&D, another may charge it to production expenses. Nonetheless, the knowledge acquired by R&D--if converted into successful products--can be worth many times a company's present market value. Thus any attempt to evaluate the effectiveness of a company's R&D program, however imprecise the outcome, is worth the effort.

 THE CASE OF ABBOTT LABORATORIES. The primary factors to be considered in evaluating the effectiveness of an R&D program are growth in sales, new products brought to market, capital expenditures, and profitability. Using Abbott Laboratories as an example, sales have grown at an average annual rate of 11.5% for a decade. In 1995, Abbott received approval on seven new drug applications from the FDA; 5 new internally developed compounds were approved for clinical development; and the company introduced a host of new products in their other businesses. Capital expenditures have increased at an annual rate of 12.4% for the past decade, and net profit margins have increased by 2.5% to 16.95% for the period.

 The most compelling test of an R&D program is to compare expenditures to sales over a period of time. In 1985, Abbott's R&D-to-sales ratio was 7.5 percent increasing each year to 1995's 10.7 percent. To put these percentages in perspective, not only was the money spent last year considerable--$1.072 billion--but it was especially significant for a company with just $10 billion in sales. In order to fund ever-greater amounts such as this to an R&D program, management and board members must satisfy themselves that the expenditures are not only reasonable but that the fruits of the program will provide the linchpin for the company's survival. They are constantly faced with the reality that, in the short term, sales would be unaffected by the absence of R&D spending and as a consequence earnings would be considerably greater. Thus a rising R&D-to-sales ratio is the acid test of an effective program.

 SUMMARY. The companies in the portfolio with the greatest R&D expenditures committed over $5 billion in 1995 to R&D. Some highlights of their activities were:

- Medtronics, the manufacturer of implantable biomedical devices, reported that 70% of fourth quarter revenues were generated by products or therapies introduced in the preceding 24 months.

- Minnesota Mining, the perennial innovator, recorded sales of $855 million in "first-year" sales, up 37% from the prior year, and 27% of its $13.5 billion in total 1995 sales from products new to the company within the past four years.

- General Electric has committed $200 million towards becoming a company whose products are virtually defect-free by the year 2000. The potential savings--in scrap and reworking parts alone--would amount to $7 to $10 billion annually, or approximately its entire net income in 1996.

 Thus a successful R&D program can be likened to a commitment on an invisible engine--an engine that can propel sales and earnings for decades, all included in the price of a company's shares.

 If shareholders have questions or comments about the companies held in the Portfolio or their market performance, please contact us at 1-800-221-4384 or
(503) 274-2044.

Sincerely yours,

/s/ Val Jensen
Val Jensen

<F1> Peter Drucker, The Practice of Management,
     (New York: Harper Bros.,1954) p. 37
<F2> Philip A. Fisher, Common Stocks and Uncommon Profits
     (Woodside, California: PSR Publications, 1984 revised edition), pp. 4-6


STATEMENT OF ASSETS & LIABILITIES
November 30, 1996 (UNAUDITED)

ASSETS:
Investments, at value (cost $9,644,123)................     $13,235,159
Income receivable .....................................          11,736
Deferred organizational expenses,
   net of accumulated amortization.....................           9,324
Prepaid expenses ......................................           2,281
                                                            -----------
     Total Assets......................................      13,258,500
                                                           ------------
LIABILITIES:
Payable to investment adviser .........................           4,551
Payable for investments purchased .....................         221,995
Payable to director....................................          23,222
Accrued expenses.......................................          29,003
                                                               --------
     Total Liabilities.................................         278,771
                                                             ----------
NET ASSETS .............................................    $12,979,729
                                                            ===========
NET ASSETS CONSIST OF:
Capital stock...........................................    $ 9,385,685
Net unrealized appreciation on
 investments ...........................................      3,591,036
Undistributed net investment income......................        13,691
Undistributed net realized losses.......................       (10,683)
                                                            -----------
     Total Net Assets.................................      $12,979,729
                                                            ===========
Net Asset Value Per Share, 941,372
 shares outstanding (100,000,000 shares
 authorized, $.001 par value) ....................               $13.79
                                                                 ======
SEE NOTES TO FINANCIAL STATEMENTS.


SCHEDULE OF INVESTMENTS
November 30, 1996 (UNAUDITED)

Number of Shares                                          Market Value
----------------                                          ------------
          COMMON STOCKS 98.57%

          AEROSPACE/DEFENSE 3.94%
   10,000 Raytheon Company.............................     $  511,250
                                                             ---------
          BANK 5.02%
   16,000 Wilmington Trust
            Corporation................................        652,000
                                                             ---------
          BEVERAGES 7.52%
   10,000 Brown-Foreman
            Corporation, Class B.......................        465,000
   10,000 The Coca-Cola Company........................        511,250
                                                             ---------
                                                               976,250
                                                             ---------
          CHEMICAL DIVERSIFIED 7.37%
    5,800 Minnesota Mining & Manufacturing Company.....        485,750
   18,000 Pall Corporation.............................        470,250
                                                             ---------
                                                               956,000
                                                             ---------
          CHEMICAL SPECIALTY 8.28%
    9,000 Sigma-Aldrich Corporation....................        562,500
   10,000 WD-40 Company................................        512,500
                                                             ---------
                                                             1,075,000
                                                             ---------
          COMPUTER SOFTWARE SERVICES 4.29%
   13,000 Automatic Data Processing....................        557,375
                                                             ---------
          DRUGS 9.14%
    9,850 Merck & Company, Inc.........................        817,550
   25,000 Mylan Laboratories...........................        368,750
                                                             ---------
                                                             1,186,300
                                                             ---------
SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1996 (UNAUDITED)
(CONTINUED)

Number of Shares                                          Market Value
----------------                                          ------------

          ELECTRICAL EQUIPMENT 5.21%
    6,500 General Electric.............................    $   676,000
                                                           -----------
          FOOD PROCESSING 3.02%
   10,000 Sara Lee Corporation.........................        392,500
                                                           -----------
          HOUSEHOLD PRODUCTS 4.82%
    6,000 Clorox Company...............................        625,500
                                                           -----------
          INDUSTRIAL SERVICES 11.96%
   47,400 Equifax, Inc.................................      1,552,350
                                                           -----------
          MACHINERY 3.99%
    9,500 Nordson Corporation..........................        517,750
                                                           -----------
          MEDICAL SUPPLIES 11.72%
   16,600 Abbott Laboratories..........................        925,450
    9,000 Medtronic, Inc...............................        595,125
                                                           -----------
                                                             1,520,575
          NEWSPAPER 4.54%
    7,500 Gannett Company, Inc. .......................        588,750
                                                           -----------
          SHOE INDUSTRY 4.82%
   11,000 Nike, Inc. - Class B.........................        625,625
                                                           -----------
          TIRE & RUBBER 2.93%
    8,050 Bandag, Inc. ................................        380,363
                                                           -----------
          Total Common Stocks
          (Cost $9,202,552)............................     12,793,588
                                                           -----------


 Principal Amount                                         Market Value
 ----------------                                         ------------
        SHORT-TERM INVESTMENTS 3.40%
          Variable Rate Demand Notes 3.40%
 $441,571 Johnson Controls.............................    $   441,571
                                                           -----------
          Total Short-Term Investments
          (Cost $441,571)..............................    $   441,571
                                                           -----------
          Total Investments 101.97%
          (Cost $9,644,123)............................     13,235,159
                                                           -----------
          Liabilities, less
            Other Assets (1.97)%.......................      (255,430)
                                                           -----------
          NET ASSETS 100.00%...........................    $12,979,729
                                                           ===========

STATEMENT OF OPERATIONS
SIX MONTHS ENDED NOVEMBER 30, 1996 (UNAUDITED)

INVESTMENT INCOME:
Dividends.....................................................   $  110,006
Interest......................................................        6,331
Other.........................................................          616
                                                                    -------
                                                                    116,953
                                                                    -------
EXPENSES:
Investment advisory fees .....................................       28,828
Shareholder servicing and accounting .........................       13,630
Professional fees ............................................        6,167
Directors' fees and expenses .................................        9,232
Amortization of deferred
   organizational expenses ...................................        6,908
Administration fees ..........................................        7,521
Reports to shareholders ......................................        3,569
Federal and state registration fees...........................        1,263
Custody fees..................................................        1,153
Other ........................................................        2,342
                                                                    -------
    Total expenses before
     reimbursement............................................       80,613
     Less: Reimbursement from Adviser ........................     (10,057)
                                                                   --------
     Net Expenses.............................................       70,556
                                                                   --------
NET INVESTMENT INCOME.........................................       46,397
                                                                   --------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on investment transactions .................      328,461
Change in unrealized appreciation
  on investments..............................................    1,181,551
                                                                  ---------
Net gain on investments.......................................    1,510,012
NET INCREASE IN NET ASSETS                                         ---------
  RESULTING FROM OPERATIONS....................................  $1,556,409
                                                                 ==========
SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)


                                                   Six Months         Year
                                                     ended           Ended
                                                  Nov. 30, '96    May 31, '96
                                                  ------------    -----------
OPERATIONS:
 Net investment income.......................    $    46,397     $   130,788

 Net realized gain on
   investment transactions ..................        328,461         396,245

 Change in unrealized appreciation
   on investments............................      1,181,551       1,746,279
                                                ------------     -----------
 Net increase in net assets
   resulting from operations ................      1,556,409       2,273,312
                                                ------------     -----------
CAPITAL SHARE TRANSACTIONS:
 Shares sold ................................        600,808       1,042,344

 Shares issued to holders in
   reinvestment of dividends ................         47,793         123,607

 Shares redeemed.............................      (423,338)     (1,885,594)
                                                ------------     -----------
 Net increase (decrease).....................        225,263       (719,643)
                                                ------------     -----------
DIVIDENDS PAID FROM NET
 INVESTMENT INCOME...........................       (58,973)       (156,269)
                                                ------------     -----------
INCREASE
 IN NET ASSETS ..............................      1,722,699       1,397,400

NET ASSETS:
 Beginning of period ........................     11,257,030       9,859,630
                                                ------------     -----------
 End of period (including undistributed
   net investment income of
   $13,691 and $19,358,
   respectively).............................    $12,979,729     $11,257,030
                                                ============     ===========

 SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
(UNAUDITED)


                                                                                                                    August 3,
                                                       Six Months                                                   1992<F3>
                                                         ended        Year ended     Year Ended     Year Ended      through
Per Share Data:                                       Nov. 30, '96   May 31, '96    May 31, '95    May 31, '94    May 31, '93
                                                      ------------   -----------    -----------    -----------    -----------
Net asset value,
  beginning of period .................                  $12.16           $9.94          $8.80          $9.36        $10.00

Income from investment operations:
  Net investment income .............                      0.06            0.15           0.14           0.13          0.09
  Net realized and unrealized
   gains (losses) on investments ........                  1.63            2.23           1.15         (0.56)        (0.66)
                                                           ----            ----           ----         ------        ------
  Total from investment operations                         1.69            2.38           1.29         (0.43)        (0.57)
                                                           ----            ----         ------         ------        ------
Less distributions:
  Dividends from net investment
    income .............................                 (0.06)          (0.16)         (0.15)         (0.13)        (0.07)
                                                         ------          ------         ------         ------        ------
Net asset value,
  end of period ........................                 $13.79          $12.16          $9.94          $8.80         $9.36
                                                        =======         =======         ======         ======        ======

Total return<F4>........................                 13.98%          24.14%         14.84%        (4.64)%       (5.72)%

Supplemental data and ratios:
  Net assets, end of period .............            $12,979,729      $11,257,030     $9,859,630    $8,808,717    $9,470,139

  Ratio of expenses to average
    net assets<F5> ......................                 1.22%           1.20%          1.20%          1.13%         0.89%

  Ratio of net investment income to
    average net assets<F5>...............                 0.81%           1.23%          1.48%          1.36%         1.54%
  Portfolio turnover rate ...............                15.51%          47.93%         11.27%          5.26%         4.01%

  Average commission rate paid ..........               $0.0183         $0.0198

<F3> Commencement of operations.
<F4> Not annualized for the six months ended November 30, 1996 and for the period August 3, 1992 through May 31, 1993.
<F5> Annualized for the six months ended November 30, 1996 and for the period
     August 3, 1992 through May 31, 1993. Without expense waivers or voluntary reimbursements of $10,057 for the six months ended November 30, 1996, $30,602 for the year ended May 31, 1996, $50,889 for the year ended May 31, 1995, $54,481 for the year ended May 31, 1994, and $61,182 for the period August 3, 1992 through May 31, 1993, the ratio of expenses to average net assets would have been 1.40%, 1.49%, 1.75%, 1.72% and 1.97%, respectively, and the ratio of net investment income to average net assets would have been 0.63%, 0.94%, 0.93%, 0.77% and 0.25%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO THE FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Jensen Portfolio, Inc. (the "Fund") was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940. The principal investment objective of the Fund is long-term capital appreciation. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on June 29, 1992 ("initial shares"). The Fund commenced operations on August 3, 1992.

Jensen Investment Management, Inc. (the "Investment Adviser") has advanced the Fund $56,604 to cover costs in connection with the organization, initial registration and public offering of shares. The Fund will reimburse these costs under a five-year amortization schedule until the Fund has net assets of $50 million or more, at which time the Fund will reimburse the Investment Adviser for all remaining organizational costs. The total organizational costs of $57,854 (which includes both costs advanced by the Investment Adviser and costs paid directly by the Fund) are being amortized over the period of benefit, but not to exceed 60 months from the Fund's commencement of operations. If any of the initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata share (calculated as the number of original shares being redeemed divided by the number of original shares outstanding immediately prior to such redemption) of the unamortized costs as of the date of redemption.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Securities that are listed on United States stock exchanges are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, then at the average of the last available bid and ask prices. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the last sale price on the day the securities are valued, or if there has been no sale on that day, then at the average of the current bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined by the Investment Adviser at or under the direction of the Fund's Board of Directors. Variable rate demand notes are valued at cost which approximates market value. Notwithstanding the above, fixed-income securities may be valued on the basis of prices provided by an established pricing service when the Board believes that such prices reflect market values.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The Fund's primary financial reporting and tax difference relates to the differing treatment for the amortization of deferred organization expenses. Permanent financial reporting and tax differences are reclassified to capital stock.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other - Investment and shareholder transactions are recorded no later than the first business day after the trade date. Gains or losses from the investment transactions are determined on the basis of identified carrying value. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. These notes may present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored, and these notes are considered to present minimal credit risk in the opinion of the Investment Adviser.

2. CAPITAL SHARES TRANSACTIONS
Transactions in shares of the Fund were as follows:

                                             Six Months
                                               Ended        Year Ended
                                            Nov. 30, '96   May 31, '96
                                            ------------   -----------

Shares sold............................          46,457       95,656
Shares issued to holders in
 reinvestment of dividends ............           3,819       11,268
Shares redeemed .......................        (34,804)    (173,423)
                                               --------    ---------
Net increase (decrease)................          15,472     (66,499)
                                               ========     ========

3.  INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended November 30, 1996, were $2,117,952 and $1,749,821, respectively.

At November 30, 1996, gross unrealized appreciation and depreciation of investments were as follows:

Appreciation............................      $3,886,367

(Depreciation)..........................       (295,331)
                                               ---------
Net appreciation on
 investments............................      $3,591,036
                                               =========

At November 30, 1996, the cost of investments for federal income tax purposes was $9,644,123.

At May 31, 1996, the Fund had accumulated net realized capital loss carryovers of $120,552 and $218,592 expiring in 2002 and 2003, respectively. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS
The Fund has entered into an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund's daily net assets.

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.

Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.

5. EXPENSE GUARANTEE
In order to limit the Fund's expenses, the Investment Adviser has guaranteed that certain expenses payable by the Fund (including, but not limited to, management fees, legal, audit, custodial, printing and other regular Fund expenses, but excluding brokerage commissions, taxes, interest, organizational costs and other expenses that are capitalized, and all extraordinary items such as litigation or indemnification expenses) will not exceed specified levels in any fiscal year. If the Fund's regular operating expenses exceed the applicable limit specified below (expressed as a percentage of average daily net assets on an annual basis), the Investment Adviser will reduce its management fee, or reimburse the Fund, in an amount equal to the excess:

          Average Daily Net            Annual
         Assets for the Year        Expense Limit
         -------------------        -------------

      $100,000 -  $10,000,000          2.00%
      $10,000,001 - $15,000,000        1.75%
      $15,000,001 - $25,000,000        1.50%
      $25,000,001 - $50,000,000        1.25%
      $50,000,001 - $100,000,000       1.00%
      $100,000,001 and above           0.75%

In addition, the Investment Adviser has voluntarily agreed to reimburse the Fund for its expenses or waive management fees during fiscal 1997 in order to keep regular operating expenses at no more than 1.20% through October 31, 1996 and 1.40% from November 1 through May 31, 1997. Any reduction in management fees or reimbursement of expenses by the Investment Adviser required pursuant to the above expense guarantee will be computed and accrued daily, paid monthly and adjusted annually on the basis of the Fund's average daily net assets for the year. The Investment Adviser waived $10,057 of management fees for the six months ended November 30, 1996.

6. DISTRIBUTIONS
On December 31, 1996 an ordinary income dividend of $0.02468568 per share aggregating $23,000 was declared. The distribution was paid on December 31, 1996 to shareholders of record on December 30, 1996.

END OF NOTES TO THE FINANCIAL STATEMENTS


Effective December 13, 1995, Deloitte & Touche, L.L.P. ("Deloitte") resigned as the Fund's independent accountants. For the years ended May 31, 1994 and 1995, Deloitte expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Deloitte prior to their resignation. On December 13, 1995, the Board of Directors of the Fund approved the appointment of Coopers & Lybrand L.L.P. as the Fund's independent accountants. The Fund has received a letter from Deloitte addressed to the Securities and Exchange Commission stating that Deloitte agrees with the above statements (other than the statement with respect to the approval of the Board of Directors, as to which Deloitte expresses no knowledge).


JENSEN INVESTMENT MANAGEMENT

  430 Pioneer Tower
  888 SW Fifth Avenue
  Portland, OR 97204-2018

  503-274-2044
  800-221-4384
  Fax 503-274-2031